                                                                    EXHIBIT 10.4

                         MAGMA DESIGN AUTOMATION, INC.

                           1998 STOCK INCENTIVE PLAN

                        (Effective as of June __, 1998)
                                 (as amended)

                               TABLE OF CONTENTS
                               -----------------

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                                                                                 Page
                                                                                 ----

SECTION 1.  PURPOSE..........................................................     1

SECTION 2.  DEFINITIONS......................................................     1
      (a)   "Board of Directors".............................................     1
      (b)   "Code"...........................................................     1
      (c)   "Committee"......................................................     1
      (d)   "Company"........................................................     1
      (e)   "Consultant".....................................................     1
      (f)   "Disability".....................................................     1
      (g)   "Employee".......................................................     1
      (h)   "Exercise Price".................................................     2
      (i)   "Fair Market Value"..............................................     2
      (j)   "ISO"............................................................     2
      (k)   "Nonstatutory Option"............................................     2
      (l)   "Offeree"........................................................     2
      (m)   `Option".........................................................     2
      (n)   "Optionee".......................................................     2
      (o)   "Parent".........................................................     2
      (p)   "Plan"...........................................................     2
      (q)   "Purchase Price".................................................     2
      (r)   "Service"........................................................     2
      (s)   "Share"..........................................................     2
      (t)   "Stock"..........................................................     2
      (u)   "Stock Option Agreement".........................................     3
      (v)   "Stock Purchase Agreement".......................................     3
      (w)   "Subsidiary".....................................................     3
SECTION 3.  ADMINISTRATION...................................................     3
      (a)   Committee Membership.............................................     3
      (b)   Committee Procedures.............................................     3
      (c)   Committee Responsibilities.......................................     4
      (d)   Financial Reports................................................     5

SECTION 4.  ELIGIBILITY......................................................     5
      (a)   General Rule.....................................................     5
      (b)   Ten-Percent Shareholders.........................................     6
      (c)   Attribution Rules................................................     6
      (d)   Outstanding Stock................................................     6

SECTION 5.  STOCK SUBJECT TO PLAN............................................     6
      (a)   Basic Limitation.................................................     6
      (b)   Additional Shares................................................     7
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                                      -i-
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
SECTION 6.  TERMS AND CONDITIONS OF AWARDS OR SALES........................   7
      (a)   Stock Purchase Agreement.......................................   7
      (b)   Duration of Offers and Nontransferability of Rights............   7
      (c)   Purchase Price.................................................   8
      (d)   Withholding Taxes..............................................   8
      (e)   Restrictions on Transfer of Shares.............................   8

SECTION 7.  TERMS AND CONDITIONS OF OPTIONS................................   8
      (a)   Stock Option Agreement.........................................   8
      (b)   Number of Shares...............................................   9
      (c)   Exercise Price.................................................   9
      (d)   Withholding Taxes..............................................   9
      (e)   Exercisability.................................................   9
      (f)   Term...........................................................   10
      (g)   Nontransferability.............................................   10
      (h)   Exercise of Options on Termination of Service..................   10
      (i)   No Rights as a Shareholder.....................................   11
      (j)   Modification, Extension and Assumption of Options..............   11
      (k)   Restrictions on Transfer of Shares.............................   11

SECTION 8.  PAYMENT FOR SHARES.............................................   11
      (a)   General Rule...................................................   11
      (b)   Surrender of Stock.............................................   11
      (c)   Promissory Notes...............................................   12
      (d)   Cashless Exercise..............................................   12
      (e)   Services Rendered..............................................   12

SECTION 9.  ADJUSTMENT OF SHARES...........................................   12
      (a)   General........................................................   12
      (b)   Reorganizations................................................   13
      (c)   Reservation of Rights..........................................   13

SECTION 10. LEGAL REQUIREMENTS.............................................   13

SECTION 11. NO EMPLOYMENT RIGHTS...........................................   14

SECTION 12. DURATION AND AMENDMENTS........................................   14
      (a)   Term of the Plan...............................................   14
      (b)   Right to Amend or Terminate the Plan...........................   15
      (c)   Effect of Amendment or Termination.............................   14

SECTION 13. EXECUTION......................................................   15

                         MAGMA DESIGN AUTOMATION, INC.
                           1998 STOCK Incentive PLAN
                         (Effective as of June  , 1998)


SECTION 1. PURPOSE.
------------------

     The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan provides for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as incentive stock options intended to qualify under section 422 of the Internal Revenue Code.

SECTION 2. DEFINITIONS.
----------------------

     (a)  "Board of Directors" shall mean the Board of Directors of the Company,
           ------------------
as constituted from time to time.

     (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

     (c)  "Committee" shall mean a committee consisting of members of the Board
           ---------
of Directors authorized to administer the Plan under Section 3.

     (d)  "Company" shall mean Magma Design Automation, Inc., a Delaware
           -------
corporation.

     (e)  "Consultant" shall mean an individual who performs bona fide services
           ----------
to the Company, a Parent or a Subsidiary as a consultant or advisor.

     (f)  "Disability" shall means that an Optionee is unable to engage in any
           ----------
substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (g)  "Employee" shall mean (i) any individual who is a common-law employee
           --------
of the Company or of a Subsidiary, (ii) a member of the Board of Directors, or
(iii) a Consultant.

Service as a member of the Board of Directors or as a Consultant shall be considered employment for all purposes under the Plan except the second sentence of Section 4(a).

     (h)  "Exercise Price" shall mean the amount for which one Share may be
           --------------
purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (i)  "Fair Market Value" shall mean the fair market value of a Share, as
           -----------------
determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

     (j)  "ISO" shall mean an employee incentive stock option described in Code
           ---
section 422(b).

     (k)  "Nonstatutory Option" or "NSO" shall mean an employee stock option
           -------------------      ---
that is not an ISO.

     (l)  "Offeree" shall mean an individual to whom the Committee has offered
           -------
the right to acquire Shares (other than upon exercise of an Option).


     (m)  "Option" shall mean an ISO or Nonstatutory Option granted under the
           ------
Plan and entitling the holder to purchase Shares.

     (n)  "Optionee" shall mean an individual who holds an Option.
           --------

     (o)  "Parent" shall have the meaning set forth in section 424(e) of the
           ------
Code.

     (p)  "Plan" shall mean this Magma Design Automation, Inc. 1998 Stock
           ----
Incentive Plan.

     (q)  "Purchase Price" shall mean the consideration for which one Share may
           --------------
be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

     (r)  "Service" shall mean service as an Employee, Non-Employee Director or
           -------
Consultant.

     (s)  "Share" shall mean one share of Stock, as adjusted in accordance with
           -----
Section 9 (if applicable).

     (t)  "Stock" shall mean the common stock of the Company.
           -----

     (u)  "Stock Option Agreement" shall mean the agreement between the Company
           ----------------------
and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (v)  "Stock Purchase Agreement" shall mean the agreement between the
           ------------------------
Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (w)  "Subsidiary" shall mean any corporation, of which the Company and/or
           ----------
one or more other Subsidiaries own not less than fifty percent (50%) of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 3.  ADMINISTRATION.
--------------------------

     (a)  Committee Membership.  The Plan shall be administered by the
          --------------------
Committee, which shall consist of members of the Board of Directors. The members of the Committee shall be appointed by the Board of Directors. If no Committee has been appointed, the entire Board of Directors shall constitute the Committee. At such time as the directors of the Company become reporting persons with respect to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee shall have a membership composition which enables the Plan to qualify under Rule 16b-3 under the Exchange Act with regard to the grant of options or other rights to acquire shares to persons who are subject to
Section 16 of the Exchange Act.

     (b)  Committee Procedures. The Board of Directors shall designate one of
          --------------------
the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (c)  Committee Responsibilities. Subject to the provisions of the Plan,
          --------------------------
the Committee shall have full authority and discretion to take the following actions:

          (i)    To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

          (v)    To select Offerees and Optionees;

          (vi) To determine the number of Shares to be awarded or offered for sale or to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price and vesting of the award, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

          (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price and vesting of the Option, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (ix) To amend any outstanding Stock Purchase or Stock Option Agreement; provided, however, that the rights and obligations under any Stock Purchase or Stock Option Agreement shall not be materially altered or impaired adversely by any such amendment, except with the consent of the Optionee or Offeree;

          (x) To determine the disposition of an Option or other right to acquire Shares in the event of an Optionee's or Offeree's divorce or dissolution of marriage;

          (xi) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan and any Stock Purchase Agreement or Stock Option Agreement; and

          (xii) To take any other actions deemed necessary or advisable for the administration of the Plan.

     All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, Optionees and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option or any other right to acquire Shares under the Plan.

     (d)  Financial Reports.  To the extent required by applicable law, and not
          -----------------
less often than annually, the Company shall furnish to Optionees, Offerees and stockholders who have received Stock under the Plan, Company summary financial information including a balance sheet regarding the Company's financial condition and results of operations, unless such Optionees, Offerees or stockholders have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.


SECTION 4. ELIGIBILITY.
----------------------

     (a)  General Rule.  Only Employees, as defined in Section 2(g), shall be
          ------------
eligible for designation as Optionees or Offerees by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

     (b)  Ten-Percent Shareholders. An Employee who owns more than 10 percent of
          ------------------------
the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Optionee or Offeree unless (i) the Exercise Price for an ISO (and an NSO to the extent required by applicable law) is at least 110 percent of Fair Market Value on the date of grant, (ii) the Purchase Price for a sale of Shares is at least 100% of Fair Market Value at the date of purchase, and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     (c)  Attribution Rules. For purposes of Subsection (b) above, in
          -----------------
determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

     (d)  Outstanding Stock.  For purposes of Subsection (b) above, "outstanding
          -----------------
stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.  STOCK SUBJECT TO PLAN.
---------------------------------

     (a)  Basic Limitation.  Shares offered under the Plan shall be authorized
          ----------------
but unissued Shares, or issued Shares that have been reacquired by the Company. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed eight million eight hundred seventy thousand (8,870,000) Shares, subject to adjust-ment pursuant to Section 9. The number of Shares which are subject to Options or other rights to acquire Shares outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. During the term of the Plan, the Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b)  Additional Shares.  In the event that any outstanding Option or other
          -----------------
right to acquire Shares for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.
--------------------------------------------------

     (a)  Stock Purchase Agreement.  Each award or sale of Shares under the Plan
          ------------------------
(other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b)  Duration of Offers and Nontransferability of Rights. Any right to
          ---------------------------------------------------
acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within the number of days specified by the Committee after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

     (c)  Purchase Price. To the extent required by applicable law, the Purchase
          --------------
Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of such Shares, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8 or in the form of services previously rendered to the Company.

     (d)  Withholding Taxes. As a condition to the purchase of Shares, the
          -----------------
Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such purchase.

     (e)  Restrictions on Transfer of Shares. No Shares awarded or sold under
          ----------------------------------
the Plan may be sold or otherwise transferred or disposed of by the Offeree during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933, as amended. Subject to the preceding sentence, any Shares awarded or sold under the Plan shall be subject to such special conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares. To the extent required by applicable law, any service-based vesting conditions shall not be less rapid than the schedule set forth in Section 7(e).

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.
------------------------------------------

     (a)  Stock Option Agreement.  Each grant of an Option under the Plan shall
          ----------------------
be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b)  Number of Shares. Each Stock Option Agreement shall specify the number
          ----------------
of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c)  Exercise Price. Each Stock Option Agreement shall specify the Exercise
          --------------
Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). The Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

     (d)  Withholding Taxes. As a condition to the exercise of an Option, the
          -----------------
Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

     (e)  Exercisability. Each Stock Option Agreement shall specify the date
          --------------
when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of twenty percent (20%) per year for each of the first five years from the date of grant. Subject to the preceding sentence, the vesting of any Option shall be determined by the Committee in its sole discretion.

     (f)  Term. The Stock Option Agreement shall specify the term of the Option.
          ----
The term shall not exceed ten (10) years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

     (g)  Nontransferability. No Option shall be transferable by the Optionee
          ------------------
other than by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or by his guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (h)  Exercise of Options on Termination of Service. Each Stock Option
          ---------------------------------------------
Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 30 days following termination of service with the Company for any reason other than cause, and that the Optionee shall have the right to exercise the Option for at least six months if the Optionee's service terminates due to death or Disability.

     (i)  No Rights as a Shareholder. An Optionee, or a transferee of an
          --------------------------
Optionee, shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares.

     (j)  Modification, Extension and Assumption of Options. Within the
          -------------------------------------------------
limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.

     (k)  Restrictions on Transfer of Shares. No Shares issued upon exercise of
          ----------------------------------
an Option may be sold or otherwise transferred or disposed of by the Optionee during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933. Subject to the preceding sentence, any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.


SECTION 8.  PAYMENT FOR SHARES.
------------------------------

     (a)  General Rule. The entire Exercise Price of Shares issued under the
          ------------
Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b), (c),
(d) and (e) below.

     (b)  Surrender of Stock. To the extent that a Stock Option Agreement so
          ------------------
provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c)  Promissory Notes. To the extent that a Stock Option Agreement so
          ----------------
provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee until such note is paid in full.

     (d)  Cashless Exercise. To the extent that a Stock Option Agreement so
          -----------------
provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

     (e)  Services Rendered. At the discretion of the Committee, Shares may be
          -----------------
awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award.


SECTION 9.  ADJUSTMENT OF SHARES.
--------------------------------

     (a)  General. In the event of a subdivision of the outstanding Stock, a
          -------
declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of
(i) the
number of Shares available for future grants of Options or other rights to acquire Shares under Section 5, (ii) the number of Shares covered by each outstanding Option or other right to acquire Shares or (iii) the Exercise Price of each outstanding Option or the Purchase Price of each other right to acquire Shares.

     (b)  Reorganizations. In the event that the Company is a party to a merger
          ---------------
or reorganization, outstanding Options or other rights to acquire Shares shall be subject to the agreement of merger or reorganization.

     (c)  Reservation of Rights. Except as provided in this Section 9, an
          ---------------------
Optionee or Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option, or the number or Purchase Price of shares subject to any other right to acquire Shares. The grant of an Option or other right to acquire Shares pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


SECTION 10.  LEGAL REQUIREMENTS.
-------------------------------

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 11.  NO EMPLOYMENT RIGHTS.
---------------------------------

     No provision of the Plan, nor any Option granted or other right to acquire Shares awarded under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 12.  DURATION AND AMENDMENTS.
------------------------------------

     (a)  Term of the Plan. The Plan, as set forth herein, shall become
          ----------------
effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any Option grants or other right to acquire Shares already made shall be null and void, and no additional Option grants or other right to acquire Shares shall be made after such date. The Plan shall terminate automatically ten
(10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b)  Right to Amend or Terminate the Plan. The Board of Directors may amend
          ------------------------------------
the Plan at any time and from time to time. Rights and obligations under any Option granted or other right to acquire Shares awarded before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the Optionee or

Offeree. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules.

     (c)  Effect of Amendment or Termination. No Shares shall be issued or sold
          ----------------------------------
under the Plan after the termination thereof except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or Option previously granted under the Plan.


SECTION 13.  EXECUTION.
----------------------

     To record the adoption of the Plan by the Board of Directors as of June 17, 1998, the Company has caused its authorized officer to execute the same.

                                  MAGMA DESIGN AUTOMATION, INC.


                                  By /s/ Rajeev Madhavam
                                     --------------------------------
                                  Title President and CEO
                                        -----------------------------

            MAGMA DESIGN AUTOMATION, INC. 1998 STOCK INCENTIVE PLAN
            -------------------------------------------------------
                         NOTICE OF STOCK OPTION GRANT
                         ----------------------------

     You have been granted the following option to purchase Common Stock of MAGMA DESIGN AUTOMATION, INC., a Delaware corporation (the "Company"):

Name of Optionee:                  ____________________

Total Number of Shares Granted:    _________

Type of Option:                    ____  Incentive Stock Option

                                   _____ Nonstatutory Stock Option


Exercise Price Per Share:          $__________

Date of Grant:                     ______________

Date Exercisable:                  This option may be exercised, in whole or in
                                   part, for 100% of the Shares subject to this option at any time after the Date of Grant.

Vesting Commencement Date:         _______________

Vesting Schedule:                  This option will vest, and if you exercise
                                   before this option is vested, the Right of Repurchase shall lapse, (a) with respect to ________ Shares, or __% of the Shares subject to this option, upon your completion of one full year of Service from the Vesting
                                   Commencement Date, (b) thereafter, with
                                   respect to ___ Shares, or ____th of the
                                   Shares subject to this option, upon your completion of each additional full month of Service, and (c) with respect to all Shares subject to this option, on the _______ anniversary of the Vesting Commencement Date.

Acceleration Events (if any):      __________

Expiration Date:                   _________________

     By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1998 Stock Incentive Plan and the attached Stock Option Agreement, both of which are made a part of this document.

OPTIONEE                                     MAGMA DESIGN AUTOMATION, INC.
--------


________________________________________     By:________________________________

________________________________________     Title:_____________________________
Print Name

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION AND QUALIFICATION THEREOF UNDER SUCH ACT AND LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.

            MAGMA DESIGN AUTOMATION, INC. 1998 STOCK INCENTIVE PLAN
            -------------------------------------------------------

                            STOCK OPTION AGREEMENT
                            ----------------------

     1.  Grant of Option.
         ---------------

     (a)  Option.  On the terms and conditions set forth in the Notice of Stock
          ------
Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant (one hundred ten percent (110%) of Fair Market Value if Section 4(b) of the Plan applies). This option is intended to be an ISO or a Nonstatutory Option, as provided in the Notice of Stock Option Grant.

     (b)  Stock Plan and Defined Terms.  This option is granted pursuant to the
          ----------------------------
Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Each capitalized term not otherwise defined in this Agreement shall have the meaning as defined in Section 2 of the Plan.

     2.  Right to Exercise.  Subject to Section 9 below and the other conditions
         -----------------
set forth in this Agreement, all or part of this option may be exercised (prior to its expiration) at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.

     3.  No Transfer or Assignment of Option.  Except as otherwise provided in
         -----------------------------------
this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

     4.  Exercise Procedures.
         -------------------

     (a)  Notice of Exercise.  The Optionee or the Optionee's representative may
          ------------------
exercise this option by giving written notice to the Company pursuant to Section 13(c) in the form attached to this Agreement as Exhibit A. The notice shall
                                                ---------
specify the number of Shares for which it is being exercised and the form of payment. The notice shall be signed by the person exercising this option. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the

Optionee's representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

     (b)  Issuance of Shares.  After receiving a proper notice of exercise, and
          ------------------
upon determining the Optionee's compliance with the provisions of Section 10 below, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising this option.

     (c)  Withholding Taxes.  In the event that the Company determines that it
          -----------------
is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

     5.  Payment for Stock.
         -----------------

     (a)  Cash.  All or part of the Purchase Price may be paid in cash or cash
          ----
equivalents.

     (b)  Surrender of Stock.  All or part of the Purchase Price may be paid by
          ------------------
the surrender of Shares in good form for transfer. Such Shares must have a fair market value (as determined by the Board of Directors) on the date of exercise of this option which, together with any amount paid in another form permissible under this Section 5, is equal to the Purchase Price. The Optionee shall not surrender Shares in payment of the Exercise Price if such surrender would cause the Company to recognize compensation expense with respect to the option for financial reporting purposes.

     (c)  Exercise/Sale.  If Stock is publicly traded, all or part of the
          -------------
Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

     (d)  Exercise/Pledge.  If Stock is publicly traded, all or part of the
          ---------------
Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

     6.  Term and Expiration.
         -------------------

     (a)  Basic Term.  This option shall in any event expire on the expiration
          ----------
date set forth in the Notice of Stock Option Grant, which date is ten (10) years after the Date of Grant (five (5) years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 4(b) of the Plan applies).

     (b)  Termination of Service (Except by Death).  If the Optionee's Service
          ----------------------------------------
terminates for any reason other than death, then this option shall expire at the close of business at Company headquarters on the earliest of the following occasions:

               (i) The expiration date determined pursuant to Subsection (a) above;

               (ii) The date one (1) month after the termination of the Optionee's Service for any reason other than Disability; or

               (iii) The date six (6) months after the termination of the Optionee's Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee's Service terminated. When the Optionee's Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's Service terminated.

     (c)  Death of the Optionee.  If the Optionee dies while in Service, then
          ---------------------
this option shall expire at the close of business at Company headquarters on the earlier of the following dates:

               (i) The expiration date determined pursuant to Subsection (a) above; or

               (ii)  The date six (6) months after the Optionee's death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death.
When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.

     (d)  Leaves of Absence.  For any purpose under this Agreement, Service
          -----------------
shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

     (e)  Notice Concerning ISO Treatment.  If this option is designated as an
          -------------------------------
ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three (3) months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in section 22(e)(3) of the Code), (ii) more than twelve (12) months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability or (iii) after the Optionee has been on a leave of absence for more than ninety (90) days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

     7.  Right of Repurchase.
         -------------------

     (a)  Scope of Repurchase Right.  Unless they have become vested in
          -------------------------
accordance with the Notice of Stock Option Grant and Subsection (c) below, the Shares acquired under this Agreement initially shall be "Restricted Shares" and shall be subject to a right (but not an obligation) of repurchase by the Company. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares, except as provided in the following sentence. The Optionee may transfer Restricted Shares (i) by beneficiary designation, will or intestate succession.

     (b)  Condition Precedent to Exercise.  The Right of Repurchase shall be
          -------------------------------
exercisable only during the sixty (60) day period next following the later of:

               (i) The date when the Optionee's Service terminates for any reason, with or without cause, including (without limitation) death or disability; or

               (ii) The date when this option was exercised by the Optionee, the executors or administrators of the Optionee's estate or any person who has acquired this option directly from the Optionee by bequest, inheritance or beneficiary designation.

     (c)  Lapse of Repurchase Right.  The Right of Repurchase shall lapse with
          -------------------------
respect to the Shares subject to this option in accordance with the vesting schedule and acceleration provisions, if any, set forth in the Notice of Stock Option Grant.

     (d)  Repurchase Cost.  If the Company exercises the Right of Repurchase, it
          ---------------
shall pay the Optionee an amount equal to the Exercise Price for each of the Restricted Shares being repurchased.

     (e)  Exercise of Repurchase Right.  The Right of Repurchase shall be
          ----------------------------
exercisable only by written notice delivered to the Optionee prior to the expiration of the sixty (60) day period specified in Subsection (b) above. The notice shall set forth the date on which the repurchase is to be effected. Such date shall not be more than thirty (30) days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee the purchase price determined according to Subsection (d) above. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The Right of Repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Subsection (e).

     (f)  Additional Shares or Substituted Securities.  In the event of the
          -------------------------------------------
declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the Right of Repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

     (g)  Termination of Rights as Stockholder.  If the Company makes available,
          ------------------------------------
at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with this Section 7, then after such time the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

     (h)  Escrow.  Upon issuance following exercise, the certificates for
          ------
Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as Exhibit B. Any new, substituted or additional
                            ---------
securities or other property described in Subsection (f) above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Shares. All regular cash dividends, if any, on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Optionee upon the Optionee's request to the extent the Shares are no longer Restricted Shares (but not more frequently than once every six (6) months). In any event, all Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within sixty (60) days after the earlier of (A) the Optionee's cessation of Service or (B) the lapse of the Right of First Refusal.

     (i)  Section 83(b) Election.  Under section 83 of the Internal Revenue Code
          ----------------------
of 1986, as amended (the "Code"), the different between the Exercise Price paid for the Shares and their fair market value on the date any forfeiture restrictions applicable to such Shares lapse will be reportable as ordinary income at that time. For this purposes, "forfeiture restrictions" include the Company's Right of Repurchase described above. The Optionee may elect to be taxed at the time Restricted Shares are acquired to the extent the fair market value of the Restricted Shares differs from the Exercise Price rather than when such Restricted Shares cease to be subject to such forfeiture restrictions, by filing an election under section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the date of exercise. The form for making this election is attached as Exhibit C hereto. Failure to make this filing
                             ---------
within the thirty (30) day period will result in the recognition of ordinary income by the Optionee (in the event the fair market value of the Shares increases after the date of exercise) as the forfeiture restrictions lapse. OPTIONEE ACKNOWLEDGES THAT IT IS HIS/HER SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(B), EVEN IF OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS/HER BEHALF. OPTIONEE IS RELYING SOLELY ON HIS/HER OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE AN 83(B) ELECTION.

     8.  Right of First Refusal.
         ----------------------

     (a)  Right of First Refusal.  In the event that the Optionee proposes to
          ----------------------
sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection (a) shall be freely assignable, in whole or in part.

     (b)  Transfer of Shares.  If the Company fails to exercise its Right of
          ------------------
First Refusal within thirty (30) days after the date when it received the Transfer Notice, the Optionee may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

     (c)  Additional Shares or Substituted Securities.  In the event of the
          -------------------------------------------
declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 8 or into which such Shares thereby become convertible shall immediately be subject to this Section 8. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

     (d)  Termination of Right of First Refusal.  Any other provision of this
          -------------------------------------
Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

     (e)  Permitted Transfers.  This Section 8 shall not apply to (i) a transfer
          -------------------
by beneficiary designation, will or intestate succession or (ii) a transfer to the Optionee's spouse, children or grandchildren or to a trust established by the Optionee for the benefit of the Optionee or the Optionee's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement, including without limitation the Market Stand-off provisions of
Section 11(b) below. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Section 8 shall apply to the Transferee to the same extent as to the Optionee.

     (f)  Termination of Rights as Stockholder.  If the Company makes available,
          ------------------------------------
at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

     9.  Limited Irrevocable Proxy.  As a condition to the issuance of the
         -------------------------
Shares as to which this option has been exercised, the Optionee shall execute and deliver to the Company a Limited Irrevocable Proxy (the "Proxy") in substantially the form attached as Exhibit D hereto, such Proxy shall be
                                   ---------
irrevocable for the period specified therein pursuant to the provisions of the Delaware General Corporation Law, and it is hereby acknowledged that such Proxy, when given, shall be given for a good and valuable consideration and to secure the performance of the Optionee's agreement, hereby made, to vote the Shares in accordance with the Proxy.

     10.  Legality of Initial Issuance.  No Shares shall be issued upon the
          ----------------------------
exercise of this option unless and until the Company has determined that:

     (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

     (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied;

     (c) Any other applicable provision of state or federal law has been satisfied; and

     (d) The Optionee has executed and delivered the Notice of Exercise, the Proxy and, if applicable, the Assignment Separate from Certificate relating to the Shares to be issued.

     Any other provision of this Agreement notwithstanding, in the event the Plan is not approved by the Company's shareholders within one (1) year of the date the Plan was adopted by the Company's board of directors, any exercises of this option and purchases of Shares pursuant thereto shall automatically be deemed null and void and the Company shall have the right thereupon to cancel the certificate(s) representing any such Shares so acquired upon its reimbursement to the Optionee of the Exercise Price therefor.

     11.  No Registration Rights.  The Company may, but shall not be obligated
          ----------------------
to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

     12.  Restrictions on Transfer.
          ------------------------

     (a)  Securities Law Restrictions.  Regardless of whether the offering and
          ---------------------------
sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

     (b)  Market Stand-Off.  The Optionee agrees in connection with any
          ----------------
registration of the Company's securities under the 1933 Act that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Optionee will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days in connection with the Company's initial public offering and ninety (90) days in connection with any subsequent public offerings) from the effective date of such registration as the Company or the underwriters may specify for employee-shareholders generally. The Optionee agrees to enter into a similar market stand-off agreement reasonably requested by the Company's underwriters.

     (c)  Investment Intent at Grant.  The Optionee represents and agrees that
          --------------------------
the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

     (d)  Investment Intent at Exercise.  In the event that the sale of Shares
          -----------------------------
under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

     (e)  Legends.  All certificates evidencing Shares purchased under this
          -------
Agreement shall bear the following legend:

     "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

     (f)  Removal of Legends.  If, in the opinion of the Company and its
          ------------------
counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

     (g)  Administration.  Any determination by the Company and its counsel in
          --------------
connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

     13.  Adjustment of Shares.  In the event of any transaction described in
          --------------------
Section 9(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 9(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in
Section 9(b) of the Plan.

     14.  Miscellaneous Provisions.
          ------------------------

     (a)  Rights as a Stockholder.  Neither the Optionee nor the Optionee's
          -----------------------
representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

     (b)  No Retention Rights.  Nothing in this option or in the Plan shall
          -------------------
confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

     (c)  Notice.  Any notice required by the terms of this Agreement shall be
          ------
given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

     (d)  Entire Agreement.  The Notice of Stock Option Grant, this Agreement
          ----------------
and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

     (e)  Choice of Law.  This Agreement shall be governed by, and construed in
          -------------
accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

                                   EXHIBIT A
                                   ---------

                      NOTICE OF EXERCISE OF STOCK OPTION

Magma Design Automation, Inc.

953 Commercial Street
Palo Alto, California 94303

     Re: Exercise of Stock Option to Purchase Shares of Company Stock

Ladies and Gentlemen:

     Pursuant to the Stock Option Agreement dated __________, 199___ (the "Stock Option Agreement"), between Magma Design Automation, Inc., a Delaware corporation (the "Company"), and the undersigned, I hereby elect to purchase _____________ shares of the common stock of the Company (the "Shares"), at the price of $__________ per Share. My check in the amount of $______________ and the executed Assignment Separate from Certificate are enclosed. The Shares are to be issued in _____ certificate(s) and registered in the name(s) of:

                          __________________________
                          __________________________

  The undersigned understands there may be tax consequences as a result of the purchase or disposition of the Shares. The undersigned represents that he/she has received and reviewed the Plan's federal income information and consulted with any tax consultants he/she deems advisable in connection with the purchase or disposition of the Shares and the undersigned is not relying on the Company for any tax advice.

  The undersigned acknowledges that he/she has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions. The undersigned represents that the Shares are being acquired solely for its own account and not as a nominee for any other party, or for investment, and that the undersigned purchaser will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Dated:  _____________________                __________________________________
                                                         (Signature)

                                             __________________________________
                                                      (Please Print Name)

                                             Social Security No._______________

                                             __________________________________

                                             __________________________________
                                                         (Full Address)

                                   EXHIBIT B
                                   ---------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

     FOR VALUE RECEIVED, ________________ hereby sells, assigns and transfers unto Magma Design Automation, Inc., a Delaware corporation (the "Company"), _________________ (________) shares of Common Stock of the Company represented by Certificate No. _____ herewith and does hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

     Dated:  ____________, 19__.


                                             __________________________________
                                                          Print Name

                                             __________________________________
                                                          Signature



                        Spousal Consent (if applicable)
                        -------------------------------

     ________________ (Purchaser's spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.


                                             _________________________________
                                                         Signature

INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS "RIGHT OF REPURCHASE" SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.

                                   EXHIBIT C
                                   ---------

Internal Revenue Service Center

     Re:  Election Under Section 83(b) of the Internal Revenue Code of 1986

Ladies and Gentlemen:

     I hereby elect under section 83(b) of the Internal Revenue Code of 1986 to include in gross income any excess of fair market value over purchase price with respect to the transfer of the property described below:

1.   Name:_________________________

2.   Address:______________________

             ______________________


3.   Social Security Number:  _______________________

4.   Tax Year of Election:  Calendar Year of 199___.

5. Description of Property: _________ shares of Common Stock of Magma Design Automation, Inc., a Delaware corporation (the "Company").

6.   Date of Property Transfer:  __________, 199__

7. Nature of Property Restrictions: Property is subject to the Company's right to repurchase the stock at the undersigned's original purchase price if the undersigned ceases to be associated with the Company, which right will generally lapse over a designated four (4) year period.

8. Fair Market Value at the Time of Transfer: $_____ per share for an aggregate of $_________. The Fair Market Value at the time of transfer was determined without regard to any lapse restrictions as defined in section 1.83-3(i) of the Income Tax Regulations.

9. Amount Paid for Property: $________ per share for an aggregate of $________.

10. A copy of this election has been furnished to the Company, the person for whom the services are performed.

                                             Sincerely,

                                             _________________________________
                                                           Signature


                                             _________________________________
                                                              Date

                                   EXHIBIT D
                                   ---------
                         MAGMA DESIGN AUTOMATION, INC.
                         -----------------------------

                           LIMITED IRREVOCABLE PROXY
                           -------------------------

     The undersigned, as recordholder of __________________ (__________) shares of Common Stock of Magma Design Automation, Inc., a Delaware corporation ("Magma"), hereby revokes any previous proxies and appoints Rajeev Madhavan as the undersigned's proxy to attend all meetings of Magma's stockholders and to vote, execute consents, and otherwise represent those shares for the undersigned in the same manner and with the same effect as if the undersigned were personally present; provided, however, that the authority granted by this proxy is limited to the following:

          1.  representing those shares to determine a quorum;

          2. voting or otherwise representing those shares with respect to, and only in favor of, the election of Rajeev Madhavan to Magma's Board of Directors;

          3. voting or otherwise representing those shares with respect to, and only in opposition to, the removal of Rajeev Madhavan from Magma's Board of Directors, the reduction in the number of positions on the Board of Directors, the classification of the Board of Directors, or (except as set forth in (4) below) the alteration of the existing voting rights of the outstanding shares of capital stock of Magma; and

          4. voting or otherwise representing those shares with respect to, and at the sole discretion of Rajeev Madhavan, any action to (a) increase the number of positions on the Board of Directors, (b) remove any incumbent director (other than Rajeev Madhavan) from the Board of Directors, and (c) elect any individual as a director of Magma to fill a vacancy caused by the increase in size of the Board, the resignation or removal of a director, or otherwise.

     This proxy is irrevocable until September 30, 2002 or until the earlier termination of the voting agreement set forth in that certain Stock Option Agreement between Magma and the undersigned pursuant to which the shares that are the subject of this proxy were issued (the

"Voting Trust Agreement"). This proxy is given to secure the performance of the undersigned under the Voting Trust Agreement and is thereby and for other valid consideration deemed coupled with an interest sufficient to render this proxy irrevocable for the period indicated above.

     Dated:  ______________, 199__


                                             _________________________________
                                                  Signature of Stockholder


                                             _________________________________
                                                Printed Name, exactly as it
                                                appears on stock certificate

                                             Address__________________________
                                                    __________________________


                                      D-2